UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2024
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GoodRx Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39549	47-5104396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Olympic Boulevard
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 268-2822
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GDRX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On June 6, 2024, GoodRx Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Holders of the
Company’s Class A common stock were entitled to one vote per share held as of the close of business on April 8, 2024 (the
“Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes per share held as of the
Record Date. A total of 79,472,296 shares of the Company’s Class A common stock and 278,619,320 shares of the
Company’s Class B common stock were present in person or represented by proxy at the meeting, representing approximately 98.7% of the combined voting power of the Company’s Class A and Class B common stock as of the Record
Date. The following are the final voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April
25, 2024.
Item 1 — Election of three Class I directors for a term of office expiring on the date of the Annual Meeting of Stockholders to be held in 2027 and until their respective successors have been duly elected and qualified or until their respective earlier death, resignation or removal.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Douglas Hirsch	2,818,730,487	9,200,943	37,734,066
Kelly J. Kennedy	2,827,444,912	486,518	37,734,066
Agnes Rey-Giraud	2,818,445,912	9,485,518	37,734,066
Item 2 — Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
2,865,260,377	336,904	68,215	0
Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
2,823,670,920	4,151,594	108,916	37,734,066
Based on the foregoing votes, the Company’s stockholders (i) elected Douglas Hirsch, Kelly J. Kennedy and Agnes Rey-
Giraud as Class I directors; (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iii) approved, on an advisory (non-
binding) basis, the compensation of the Company’s named executive officers.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRX HOLDINGS, INC.

Date:	June 7, 2024	By:	/s/ Karsten Voermann
Name: Karsten Voermann Title: Chief Financial Officer